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                                                                     EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  MAY 26, 1993


NUMBER                                                                 SHARES
  40

                     FINANCIAL PACIFIC INSURANCE GROUP INC.


10,000,000 SHARES COMMON STOCK             4,000,000 SHARES SERIES A CONVERTIBLE
                                                      PREFERRED STOCK
     $.001 PAR VALUE EACH                          $.001 PAR VALUE EACH


THIS CERTIFIES THAT: _________________________________________ IS THE REGISTERED

HOLDER OF ______________________________________ Shares of the Common Stock of

                    FINANCIAL PACIFIC INSURANCE GROUP, INC.

HEREINAFTER DESIGNATED "THE CORPORATION", TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

      This certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Certificate of Incorporation and By-laws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, asserts and agrees to be bound.
      Any stockholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and the By-laws.

           WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF
                         ITS DULY AUTHORIZED OFFICERS.
             DATED:



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                      SECRETARY                                        PRESIDENT
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                                    NO. ____

                                  CERTIFICATE

                                      FOR

                                    _______

                                     SHARES

                                       OF

                                  COMMON STOCK

                                   ISSUED TO

                              ___________________

                                     DATED

                               _________________

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     For Value Received, _____ hereby sell, assign and transfer unto

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Stock on the books of the within named
Corporation with full power of substitution in the premises.

     Dated ___________________________ 19_____

In presence of
                                        ----------------------------------------
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   NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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